Financial risk management	12 Months Ended
Jun. 30, 2026
Financial Risk Management
Financial risk management

40. Financial risk management

The Group is exposed to credit risk, liquidity risk and market risk, being foreign currency risk and interest rate risk. Risk management is carried out under policies approved by the Board of Directors.

Credit risk

Credit risk arises from cash and cash equivalents held with banks and financial institutions, and from credit exposures to customers including outstanding trade and unbilled receivables. The Group’s maximum exposure to credit risk is the carrying amount of its financial assets. Cash is held with reputable financial institutions in each jurisdiction in which the Group operates.

Expected credit losses on trade receivables and unbilled receivables

The Group applies the simplified approach in IFRS 9 and measures the loss allowance on trade receivables and unbilled receivables at an amount equal to lifetime expected credit losses, using a provision matrix based on the historical loss experience of each sub-group adjusted for forward-looking information. The loss allowance on trade receivables at 30 June 2026 was determined as follows.

USD	Gross carrying amount	Loss allowance
Up to 90 days	12,198,525	(364,426)
91 to 365 days	2,215,979	(687,764)
More than 365 days	1,640,537	(1,640,537)
	16,055,041	(2,692,727)

Unbilled receivables of USD 1,097,268 are invoiced within one to two months of the reporting date and are assessed using the loss rate of 2.99 percent for the up to 90 days band. The resulting expected credit loss of USD 32,780 is not material and no loss allowance has been recognised (Note 16).

The movement in the loss allowance was as follows.

	2026 USD	2025 USD
Balance at 1 July	–	–
Assumed on acquisition	(1,971,919)	–
Recognised in profit or loss	(682,313)	–
Amounts written off	–	–
Net exchange differences	(38,495)	–
Balance at 30 June	(2,692,727)	–

The amount recognised in profit or loss of USD 682,313 comprises the impairment losses on financial assets of USD 734,011 (Note 9), less USD 51,698 written off by VIS Global Pty Ltd directly to profit or loss rather than through the loss allowance.

At 30 June 2026 the five largest customers of VIS Networks Private Limited accounted for 38 percent of the Group’s gross trade receivables, and two customers, both of VIS Networks Private Limited, individually accounted for more than 10 percent.

Liquidity risk

Liquidity risk is the risk that the Group will be unable to meet its financial obligations as they fall due. The Group manages liquidity by monitoring forecast and actual cash flows and by maintaining access to funding through equity issues and borrowing facilities.

The following table analyses the Group’s financial liabilities into maturity groupings based on the remaining period to the contractual maturity date. The amounts for the promissory notes and the convertible notes are the contractual undiscounted cash flows, including interest to maturity, and exceed the carrying amounts. The deferred consideration is shown at its contractual amounts of USD 7,200,000 and USD 4,800,000. Bank and other borrowings are shown at the principal outstanding, and the loan against property from Kotak Mahindra Bank Limited is shown in the earliest period because the bank may withdraw the facility at any time (IFRS 7 paragraph B11C(a)). Lease liabilities are shown at their carrying amounts.

USD	Not later than 1 year	Later than 1 year	Total
Trade payables	9,152,649	–	9,152,649
Streeterville promissory notes	10,181,177	–	10,181,177
Advaitha note purchase agreement	10,521,600	–	10,521,600
Convertible notes	8,621	–	8,621
Bank and other borrowings	4,882,027	–	4,882,027
Other financial liabilities	12,507,954	4,848,845	17,356,799
Lease liabilities	104,714	270,788	375,502
	47,358,742	5,119,633	52,478,375

The Streeterville promissory notes bear a coupon of 9 percent per annum compounding daily, giving effective interest rates of 28.78 percent and 28.83 percent per annum (Note 33); the Advaitha note purchase agreement bears interest of USD 115,200 a month, being 14.4 percent per annum on the principal outstanding of USD 9,600,000; the convertible notes bear interest at 10 percent per annum; and the loan against property from Kotak Mahindra Bank Limited bears interest at the Reserve Bank of India repo rate plus 2.65 percent. Trade payables and other financial liabilities are non-interest bearing, other than the deferred consideration, which is measured at amortised cost at an effective interest rate of 12 percent per annum.

Foreign currency risk

The Group operates internationally and is exposed to foreign currency risk on monetary assets and liabilities denominated in a currency other than the functional currency of the entity that holds them. At 30 June 2026 these were principally balances denominated in United States dollars held by the Company, whose functional currency is the Australian dollar, being the promissory notes and the deferred consideration, and smaller United States dollar balances held by Group entities whose functional currencies are the Indian rupee, the Philippine peso, the United Arab Emirates dirham and the Omani rial. The Group did not hedge its foreign currency exposure during the year.

The following table shows the effect on loss before tax and on equity of a 10 percent strengthening or weakening of each functional currency against the United States dollar, applied to the United States dollar monetary assets and liabilities held at the reporting date by Group entities with that functional currency, with all other variables held constant. A positive amount is a decrease in the loss before tax and an increase in equity. No tax effect is recognised, so the effect on equity is equal to the effect on loss before tax.

USD	Loss before tax — 10% stronger	Loss before tax — 10% weaker	Equity — 10% stronger	Equity — 10% weaker
Australian dollar	2,915,020	(2,915,020)	2,915,020	(2,915,020)
Indian rupee	(32,582)	32,582	(32,582)	32,582
Philippine peso	(4,683)	4,683	(4,683)	4,683
United Arab Emirates dirham	(659)	659	(659)	659
Omani rial	(174)	174	(174)	174
	2,876,922	(2,876,922)	2,876,922	(2,876,922)

Interest rate risk

The Group’s exposure to interest rate risk arises principally from its borrowings. The Streeterville promissory notes, the Advaitha note purchase agreement and the convertible notes bear interest at fixed rates and are not exposed to cash flow interest rate risk. The short-term borrowings from banks of VIS Networks Private Limited of USD 2,252,236, which bear interest at rates linked to the lender’s marginal cost of funds, and the loan against property from Kotak Mahindra Bank Limited of USD 1,965,820, which bears interest at the Reserve Bank of India repo rate plus 2.65 percent, are exposed to cash flow interest rate risk. The analysis below does not include the insurance premium funding and the loans from external parties, totalling USD 662,624.

Effect of a change in variable interest rates	Loss before tax USD	Equity USD
Increase of 100 basis points	(42,181)	(42,181)
Decrease of 100 basis points	42,181	42,181

The analysis assumes the variable rate borrowings outstanding at 30 June 2026 were outstanding for a full year, with all other variables held constant. The Group did not use interest rate derivatives during the year.